UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2016

WASTE CONNECTIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-31507	94-3283464
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation or Organization)		Identification No.)

3 Waterway Square Place, Suite 110
The Woodlands, Texas 77380
(Address of Principal Executive Offices)

(832) 442-2200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The Merger

On January 18, 2016, Progressive Waste Solutions Ltd., a corporation organized under the laws of Ontario (“Progressive Waste”), Water Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of Progressive Waste (“Merger Sub”), and Waste Connections, Inc., a Delaware corporation (“Waste Connections”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).

Subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into Waste Connections (the “Merger”), with Waste Connections surviving the Merger as a wholly-owned subsidiary of Progressive Waste.

At the effective time of the Merger, each share of common stock of Waste Connections issued and outstanding immediately prior to the Merger will be converted into the right to receive 2.076843 validly issued, fully paid and nonassessable common shares of Progressive Waste. Subject to the approval of Progressive Waste’s shareholders, Progressive Waste expects to implement immediately following the Merger a share consolidation on the basis of 0.4815 of a share on a post-consolidation basis for each one share outstanding on a pre-consolidation basis. If the share consolidation is approved by Progressive Waste’s shareholders, Waste Connections stockholders will instead receive one share of Progressive Waste for each existing Waste Connections share. The Merger is not conditioned upon approval of the consolidation by Progressive Waste’s shareholders.

Immediately following the Merger, Progressive Waste will amalgamate with a new, wholly-owned subsidiary of Progressive Waste with the resulting combined corporation assuming the name Waste Connections, Inc.

Upon the completion of the Merger, Waste Connections stockholders will own approximately 70% of the combined company, and Progressive Waste shareholders will own approximately 30%. The merger is expected to close in the second quarter of 2016.

Conditions to the Merger

Each of Waste Connections’ and Progressive Waste’s obligation to consummate the Merger is subject to a number of conditions, including, among others, the following, as further described in the Merger Agreement: (i) approval by Progressive Waste shareholders of the issuance of Progressive Waste common shares in the Merger, (ii) approval by Waste Connections’ stockholders of the adoption of the Merger Agreement, (iii) effectiveness of the registration statement for the shares of Progressive Waste to be issued in the Merger, (iv) absence of specified adverse laws or orders, (v) receipt of required regulatory approvals, including expiration of the waiting period (or early termination thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (vi) absence of changes to U.S. tax laws that would limit the ability to deduct for U.S. federal income tax purposes interest on any current or reasonably anticipated debt obligation of the combined company or any of its subsidiaries or changes to Canadian tax laws that would result in Progressive Waste or any of its subsidiaries recognizing material taxable income in Canada in respect of any instrument issued by the combined company or any of its subsidiaries that is currently outstanding or reasonably anticipated to be outstanding, (vii) approval by the Toronto Stock Exchange of the “backdoor” listing of Waste Connections pursuant to the Merger, (viii) the Progressive Waste common shares to be issued in the Merger being approved for listing on the Toronto Stock Exchange and the New York Stock Exchange, (ix) the representations and warranties of the other party being true and correct, subject to the materiality standards contained in the Merger Agreement, (x) material compliance by the other party with its covenants, (xi) receipt by each party of a tax opinion from its respective U.S. legal counsel, and (xii) no material adverse effect having occurred with respect to the other party since the signing of the Merger Agreement.

Representations and Warranties; Covenants

The Merger Agreement contains customary representations, warranties and covenants by each of Progressive Waste, Merger Sub and Waste Connections. The Merger Agreement also contains customary pre-closing covenants, including the obligation of each of Progressive Waste and Waste Connections to conduct its respective businesses in the ordinary course consistent with past practice and to refrain from taking specified actions without the consent of the other party. Each of Progressive Waste and Waste Connections has agreed not to solicit any offer or proposal for specified alternative transactions, or, subject to certain exceptions relating to the receipt of unsolicited offers that may be deemed to be “superior proposals” (as defined in the Merger Agreement), to participate in discussions or engage in negotiations regarding such an offer or proposal with, or furnish any nonpublic information regarding such an offer or proposal to, any person that has made such an offer or proposal.

Pursuant to the Merger Agreement, at the closing, the board of directors of the combined company will be composed of seven (7) directors, of which five (5) will be members of the Waste Connections board of directors immediately prior to the closing and two (2) will be members of the Progressive Waste board of directors which are members thereof as of the date of the Merger Agreement, are Canadian residents and are approved by Waste Connections. At the closing, the executive officers of Waste Connections will become the executive officers of the combined company.

Termination and Termination Fees

The Merger Agreement contains certain customary termination rights for each of Waste Connections and Progressive Waste, including, among others, in the event that (i) Waste Connections’ stockholders fail to adopt the Merger Agreement or Progressive Waste’s shareholders fail to approve the issuance of Progressive Waste common shares, (ii)  the board of directors of the other party changes its recommendation, in the case of Waste Connections, to adopt the Merger Agreement, and, in the case of Progressive Waste, to approve the issuance of Progressive Waste common shares, (iii) a governmental entity shall have entered a final, non-appealable injunction or similar order permanently restraining or otherwise prohibiting the Merger, or (iv)  the Merger has not occurred by October 18, 2016 (with a potential extension to January 18, 2017, under certain circumstances). In certain circumstances, upon termination of the Merger Agreement, Waste Connections may be required to pay a termination fee of $150 million to Progressive Waste, and in certain other circumstances, Progressive Waste may be required to pay a termination fee of $105 million to Waste Connections. In addition, in certain circumstances, either Waste Connections or Progressive Waste may be required to pay to the other party an expense reimbursement fee of $15 million.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, and the terms of which are incorporated herein by reference. The representations and warranties contained in the Merger Agreement were made only for the purposes of the Merger Agreement as of specific dates, are solely for the benefit of the parties, and may have been qualified by certain disclosures between the parties and a contractual standard of materiality different from those generally applicable to investors or stockholders, among other limitations. The representations and warranties were made for the purposes of allocating contractual risk between the parties to the Merger Agreement and should not be relied upon as a disclosure of factual information relating to Waste Connections or Progressive Waste. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Additional Information

In connection with the transaction, Progressive Waste, as the parent company resulting from the transaction, intends to file with the SEC a registration statement on Form F-4 that will include the joint proxy statement/prospectus of Waste Connections and Progressive Waste, Progressive Waste’s information circular in respect of the meeting of its shareholders to approve the issuance of the merger consideration, and other relevant documents to be mailed by Waste Connections and Progressive Waste to their respective security holders in connection with the proposed transaction of Waste Connections and Progressive Waste. Progressive Waste’s information circular will also be filed with the Canadian securities regulators. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS, AND THE INFORMATION CIRCULAR AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about Waste Connections, Progressive Waste and the proposed transaction. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC and the Canadian securities regulators free of charge at the SEC’s website, www.sec.gov and at the System for Electronic Document Analysis and Retrieval (SEDAR) maintained by the Canadian Securities Administrators at www.sedar.com. In addition, a copy of the registration statement on Form F-4 and joint proxy statement/prospectus and information circular (when it becomes available) may be obtained free of charge from Progressive Waste’s internet website for investors at http://investor.progressivewaste.com, and from Waste Connections’ investor relations website at http://wasteconnections.investorroom.com. Investors and security holders may also read and copy any reports, statements and other information filed by Waste Connections or Progressive Waste, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation of Votes

Waste Connections and its directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies for its security holder approvals to be obtained for the proposed transaction. Information regarding Waste Connections’ directors and executive officers is available in its proxy statement filed with the SEC by Waste Connections on April 2, 2015 in connection with its 2015 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus, Progressive Waste’s registration statement and information circular and other relevant materials to be filed with the SEC and the Canadian securities regulators when they become available.

Safe Harbor and Forward-Looking Information

This document includes forward-looking statements (which includes “forward-looking information” within the meaning of applicable Canadian securities laws). These forward-looking statements are not based on historical facts but instead reflect Progressive Waste's or Waste Connections’ respective management’s expectations, estimates or projections concerning future results or events. These forward-looking statements are often identified by the words “may,” “might,” “believes,” “thinks,” “anticipates,” “plans,” “expects,” “intends” or similar expressions and include statements regarding (1) expectations regarding whether the transaction, including the merger, the issuance of the merger consideration and the proposed share consolidation of Progressive Waste, will be consummated, including whether conditions to the consummation of the transaction will be satisfied, or the timing for completing the transaction, (2) expectations for the effects of the transaction or the ability of the combined company to successfully achieve business objectives, including integrating the companies or the effects of unexpected costs, liabilities or delays, (3) the potential benefits and synergies of the transaction, including expected cost savings and tax benefits and (4) expectations for other economic, business, and/or competitive factors. Although Waste Connections and Progressive Waste believe that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties, and undue reliance should not be placed on such statements, as unknown or unpredictable factors could have material adverse effects on future results, performance or achievements of the combined company. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements include the following: the ability to consummate the proposed transaction; the ability to obtain requisite regulatory and shareholder approvals and the satisfaction of other conditions to the consummation of the proposed transactions on the proposed terms and schedule; the ability of Waste Connections and Progressive Waste to successfully integrate their respective operations and employees and realize synergies and cost savings at the times, and to the extent, anticipated; the potential impact of the announcement or consummation of the proposed transactions on relationships, including with employees, suppliers, customers and competitors; changes in general economic, business and political conditions, including changes in the financial markets; changes in applicable laws; significant competition that Waste Connections and Progressive Waste face; compliance with extensive government regulation; and the diversion of management time on the proposed transactions. These forward-looking statements may be affected by risks and uncertainties in the business of Waste Connections and Progressive Waste and market conditions. This information is qualified in its entirety by cautionary statements and risk factor disclosure contained in filings made by Waste Connections and Progressive Waste with the U.S. Securities and Exchange Commission, including Waste Connections’ quarterly reports on Form 10-Q and its annual report on Form 10-K for the year ended December 31, 2014, and Progressive Waste’s quarterly reports on Form 6-K and its year-end report for the year ended December 31, 2014, as well as in Progressive Waste’s filings with the Canadian securities regulators. Waste Connections and Progressive Waste wish to caution readers that certain important factors may have affected and could in the future affect their actual results and could cause their actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of Waste Connections or Progressive Waste. Neither Waste Connections nor Progressive Waste undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date hereof, except as may be specifically required by applicable securities laws.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of January 18, 2016, by and among Progressive Waste Solutions Ltd., Water Merger Sub LLC, and Waste Connections, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2016

WASTE CONNECTIONS, INC.

By:	/s/ Worthing F. Jackman
Worthing F. Jackman
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	DESCRIPTION

2.1	Agreement and Plan of Merger, dated as of January 18, 2016, by and among Progressive Waste Solutions Ltd., Water Merger Sub LLC, and Waste Connections, Inc.